Supplement Dated June 6, 2014
To The Prospectus Dated April 28, 2014

JNL® Series Trust

Please note that the changes apply to your variable annuity and variable life product(s).

Effective June 4, 2014, in the section entitled "Management of the Trust," sub-section entitled "Management Fee," please delete the row and corresponding footnote for the JNL/Mellon Capital Global Alpha Fund in its entirety and replace with the following:

Fund	Assets	Advisory Fee (Annual Rate Based on Average Net Assets of each Fund)	Aggregate Fee Paid to Adviser in Most Recent Fiscal year (Annual Rate Based on Average Net Assets of Each Fund)
JNL/Mellon Capital Global Alpha Fund	$0 to $500 million Over $500 million	1.00% .90%[4,5]	1.00%
4 JNAM has contractually agreed to waive 0.10% of the management fee of the Fund for total net assets over $750 million.  The fee waiver will continue for at least one year from the date of the current Prospectus, unless the Board of Trustees approves a change in or elimination of the waiver.
5 JNAM will voluntarily waive 0.25% on net assets from $0 to $200 million, 0.20% on net assets over $200 million up to $400 million, 0.15% on net assets over $400 million up to $600 million, 0.10% on net assets over $600 million up to $800 million, and 0.05% on net assets over $800 million up to $900 million.

In "Appendix A," please delete the sixth, seventh, eighth and ninth paragraphs in their entirety and replace them with the following paragraph:

The Investment Divisions investing in the JNL Institutional Alt 65 Fund, JNL/Goldman Sachs Emerging Markets Debt Fund, JNL/Lazard Emerging Markets Fund, JNL/Mellon Capital Global Alpha Fund, and JNL/Red Rocks Listed Private Equity Fund ("Closed Funds") are closed.  Please note that the Closed Funds are only available for investment as an underlying Fund of the Fund of Funds that are available under their contract. Please refer to the contract prospectus for additional information.

This supplement is dated June 6, 2014.

Supplement Dated June 6, 2014
To The Statement of Additional Information
Dated April 28, 2014

JNL® Series Trust

Please note that all changes apply to your variable annuity and/or variable life product(s).

Effective June 4, 2014, on page 197, in the section entitled "Sub-Advisory Fees" please delete the row for the JNL/Mellon Capital Global Alpha Fund in its entirety and replace it with the following:

FUND	ASSETS	FEES
JNL/Mellon Capital Global Alpha Fund[18]	$0 to $200 million $200 to $400 million $400 to $600 million $600 to $800 million $800 to $900 million Over $900 million	.60% .55% .50% .45% .40% .35%
18 The Sub-Adviser is voluntarily waiving fees in excess of 0.35% on all aggregated average daily net assets through December 31, 2015.

This Supplement is dated June 6, 2014.

(To be used with V3180 04/14 and V3180PROXY 04/14.)

CMX13206 06/14